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                                 ITEM 23(h)(11)

                          FUND PARTICIPATION AGREEMENT
                         EFFECTIVE AS OF AUGUST 2, 1999
                        AMONG ONE GROUP INVESTMENT TRUST,
                    BANC ONE INVESTMENT ADVISORS CORPORATION,
                       NATIONWIDE ADVISORY SERVICES, INC.,
                    NATIONWIDE INVESTORS SERVICES, INC., AND
                           PFL LIFE INSURANCE COMPANY




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                          FUND PARTICIPATION AGREEMENT
                                      Among
     ONE GROUP(R)INVESTMENT TRUST, BANC ONE INVESTMENT ADVISORS CORPORATION NATIONWIDE ADVISORY SERVICES, INC., NATIONWIDE INVESTORS SERVICES, INC.
                                       and
                           PFL LIFE INSURANCE COMPANY


         THIS AGREEMENT, made and entered into effective as of the second day of August 1999, by and among PFL LIFE INSURANCE COMPANY, (hereinafter the "Company"), an Iowa corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"; collectively, the "Accounts"), ONE GROUP INVESTMENT TRUST, a business trust organized under the laws of Massachusetts (hereinafter the "Trust"), BANC ONE INVESTMENT ADVISORS CORPORATION, an Ohio corporation (hereinafter the "Adviser"), NATIONWIDE ADVISORY SERVICES, INC., an Ohio corporation (hereinafter the "Administrator") and NATIONWIDE INVESTORS SERVICES, INC., an Ohio corporation (hereinafter the "Transfer Agent").

         WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the "Variable Insurance Products"); and

         WHEREAS, insurance companies desiring to utilize the Trust as an investment vehicle under their Variable Insurance Products are required to enter into participation agreements with the Trust and the Administrator (hereinafter the "Participating Insurance Companies"); and

         WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets, any one or more of which may be made available for Variable Insurance Products of Participating Insurance Companies; and

         WHEREAS, the Trust intends to offer shares of the series set forth on Schedule B (each such series hereinafter referred to as a "Portfolio") as may be amended from time to time by mutual agreement of the parties hereto, under this Agreement to the Account(s); and

         WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission, granting the Trust exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by Variable Insurance Product separate accounts of both affiliated and unaffiliated insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Adviser is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 (the "Advisers Act") and any applicable state securities law; and

         WHEREAS, the Adviser is the investment adviser of the Portfolios of the Trust; and

         WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts ("Contracts") under the 1933 Act; and

         WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid variable annuity contracts; and


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         WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act; and

         WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of each Account to fund certain of the aforesaid Variable Insurance Products and the Trust is authorized to sell such shares to unit investment trusts such as each Account at net asset value;

         NOW, THEREFORE, in consideration of their mutual promises, the Company, the Trust, the Adviser, the Administrator, and the Transfer Agent agree as follows:

ARTICLE I.  SALE OF TRUST SHARES

         1.1. The Trust agrees to make available for purchase by the Company shares of the Portfolio and shall execute orders placed for each Account on a daily basis at the net asset value next computed after receipt by the Trust or its designee of such order. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Transfer Agent receives notice of such order by 10:00 a.m. Eastern Time on the next following Business Day ("Trade Date plus 1"). Notwithstanding the following, the Company shall use its best efforts to provide the Transfer Agent with notice of such orders by 9:30 a.m. Eastern Time on Trade Date plus 1. The Administrator shall fax a confirmation of each trade by 1:00 Eastern Time on Trade Date plus 1. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Securities and Exchange Commission, as set forth in the Trust's prospectus and statement of additional information. Notwithstanding the foregoing, the Board of Trustees of the Trust (hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

         1.2. The Trust agrees that shares of the Trust will be sold only to Participating Insurance Companies for their Variable Insurance Products and, in the Trust's discretion, to qualified pension and retirement plans. No shares of any Portfolio will be sold to the general public.

         1.3. The Trust and the Transfer Agent agree to redeem for cash, on the Company's request, any full or fractional shares of the Trust held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.3, the Company shall be the designee of the Trust for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption on Trade Date plus 1 in accordance with the timing rules described in Section 1.1.

         1.4. The Company agrees that purchases and redemptions of Portfolio shares offered by the then current prospectus of the Trust shall be made in accordance with the provisions of such prospectus. The Company agrees that all net amounts available under the Contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, shall be invested in the Trust, in such other Trusts advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company's general account, provided that such amounts may also be invested in an investment company other than the Trust if
(a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Trust; or (b) the Company gives the Trust 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Trust prior to their signing this Agreement (a list of such funds appearing on Schedule C to this Agreement); or (d) the Trust consents to the use of such other investment company.


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         1.5. The Company will place orders to purchase or redeem shares separately for each Portfolio. Each order shall describe the net amount of shares and dollar amount of each Portfolio to be purchased or redeemed. In the event of net purchases, the Company shall pay for Portfolio shares on Trade Date plus 1. Payment shall be in federal funds transmitted by wire which will be sent or received no later than 2:00 p.m. Eastern Time. For purposes of Section 2.10 and 2.11, upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust. In the event of net redemptions, the Portfolio shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after an order to redeem Portfolio shares is made in accordance with the provisions of Section 1.3 hereof. Notwithstanding the foregoing, if the payment of redemption proceeds on the next Business Day would require the Portfolio to dispose of Portfolio securities or otherwise incur substantial additional costs, and if the Portfolio has determined to settle redemption transactions for all shareholders on a delayed basis, proceeds shall be wired to the Company within seven (7) days and the Portfolio shall notify in writing the person designated by the Company as the recipient for such notice of such delay by 3:00 p.m. Eastern Time on Trade Date plus 1.

         1.6. Issuance and transfer of the Trust's shares will be by book entry only. Share certificates will not be issued to the Company or any Account. Shares ordered from the Trust will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

         1.7. The Administrator shall furnish same day notice by 5:00 p.m. in its local time zone (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Trust's shares. Such dividends shall be declared and paid in accordance with policies established by the Board of Trustees as amended from time to time. The Administrator shall notify the Company of any amendment to the Trust's dividend policy within a reasonable time after such amendment. The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

         1.8. The Administrator shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated (normally by 6:30 p.m. Eastern Time) and shall use its best efforts to make such net asset value per share available by 5:30 p.m. Eastern Time. In the event that the Administrator is unable to meet the 6:30 Eastern Timestated immediately above, then the Administrator shall provide the Company with additional time to notify the Administrator of purchase or redemption orders pursuant to Sections 1.1 and 1.3, respectively, above. Such additional time shall be equal to the additional time that the Administrator takes to make the net asset values available to the Company; provided, however, that notification must be made by 11:00 a.m.Eastern Time on the Business Day such order is to be executed, regardless of when net asset value is made available.

         1.9. If the Administrator provides materially incorrect share net asset value information through no fault of the Company, the Company shall be entitled to an adjustment with respect to the Trust shares purchased or redeemed to reflect the correct net asset value per share as subsequently determined by the Administrator. The determination of the materiality of any net asset value pricing error shall be based on the Trust's policy for correction of pricing errors (the "Pricing Policy"). The Company shall correct such error in its records and in the records prepared by it for Contract owners in accordance with information provided by the Administrator. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.


ARTICLE II.  REPRESENTATIONS AND WARRANTIES

         2.1. The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 508A.1 of the Iowa Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Account as a


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unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts. The Company shall amend its registration statement for its contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts.

         2.2. The Trust represents and warrants that Trust shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance in accordance with any applicable laws of the state of Massachusetts and sold in compliance with all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

         2.3. The Trust, the Administrator and the Adviser represent that each Portfolio is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") and that each will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that each will notify the Company immediately upon having a reasonable basis for believing that the Trust has ceased to so qualify or that the Trust might not so qualify in the future.

         2.4. The Company represents that the Contracts are currently treated as endowment or annuity insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Trust immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company further represents that the Account(s) are eligible to purchase shares of the Trust.

         2.5. The Trust represents that to the extent that it decides to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Trust undertakes to have a board of trustees, a majority of whom are not interested persons of the Trust, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

         2.6. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states.

         2.7. The Trust represents that it is lawfully organized and validly existing under the laws of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

         2.8. The Adviser represents and warrants that it is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Trust in compliance in all material respects with any applicable state and federal securities laws.

         2.9. The Administrator and the Transfer Agent each represents and warrants that each complies with all applicable federal and state laws and regulations and that each will perform its obligations for the Trust and the Company in compliance with the laws and regulations of its state of domicile and any applicable state and federal laws and regulations.

         2.10. The Trust represents and warrants that it is and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount no less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. Such bond shall include coverage for larceny and embezzlement and shall be issued by a relevant bonding company.

         2.11. The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Trust are covered by a blanket fidelity bond or similar coverage for the benefit of the Trust, and that said bond is issued by a reputable bonding company, includes coverage for larceny and embezzlement, and is in an amount not less than $5 million. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Trust in the event that such coverage no longer applies.


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ARTICLE III.  PROSPECTUSES AND PROXY STATEMENTS; VOTING

         3.1. The Trust shall provide the Company with as many printed copies of the Trust's current prospectus and Statement of Additional Information as the Company may reasonably request. If requested by the Company in lieu thereof, the Trust shall provide camera-ready film containing the Trust's prospectus and Statement of Additional Information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or Statement of Additional Information for the Trust is amended during the year) to have the prospectus for the Contracts and the Trust's prospectus printed together in one document. The Company may print the Trust's prospectus and/or its Statement of Additional Information in combination with other fund companies' prospectuses and statements of additional information.

         3.2(a). Except as otherwise provided in this Section 3.2, all expenses of printing and distributing Trust prospectuses and Statements of Additional Information shall be the expense of the Company. For prospectuses and Statements of Additional Information provided by the Company to its existing owners of Contracts in order to update disclosure annually as required by the 1933 Act and/or the 1940 Act, the cost of printing shall be borne by the Trust. If the Company chooses to receive camera-ready film in lieu of receiving printed copies of the Trust's prospectus, the Trust will reimburse the Company in an amount equal to the product of A and B where A is the number of such prospectuses distributed to owners of the Contracts, and B is the Trust's per unit cost of typesetting and printing the Trust's prospectus. The same procedures shall be followed with respect to the Trust's Statement of Additional Information. The Trust shall not pay any costs of typesetting, printing and distributing the Trust's prospectus and/or statement of additional information to prospective Contract owners.

         3.2(b). The Trust, at the Company's expense, shall provide the Company with copies of Annual and Semi-Annual Reports (the "Reports") in such quantity as the Company shall reasonably require for distributing to Contract owners. The Trust, at its expense, shall provide the Contract owners designated by the Company with copies of its proxy statements and other communications to shareholders (except for prospectuses and statements of additional information, and which are covered in Section 3.2(a) above, and Reports). The Trust shall not pay any costs of distributing Reports and other communications to prospective Contract owners.

         3.2(c). The Company agrees to provide the Trust or its designee with such information as may be reasonably requested by the Trust to assure that the Trust's expenses do not include the cost of printing any prospectuses or Statements of Additional Information other than those actually distributed to existing owners of the Contracts.

         3.2(d). The Trust shall pay no fee or other compensation to the Company under this Agreement, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Trust may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Trust in writing.

         3.2(e) All expenses, including expenses to be borne by the Trust pursuant to Section 3.2 hereof, incident to performance by the Trust under this Agreement shall be paid by the Trust. The Trust shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Trust, in accordance with applicable state laws prior to their sale. The Trust shall bear the expenses for the cost of registration and qualification of the Trust's shares.

         3.3.  If and to the extent required by law, the Company shall:

               (i) solicit voting instructions from Contract owners;

               (ii) vote the Trust shares in accordance with instructions received from Contract owners; and

               (iii) vote Trust shares for which no instructions have been received in a particular Account in the same proportion as Trust shares of such portfolio for which instructions have been received in that separate account, so long as and to the extent that the Securities and Exchange Commission continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. The


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          Company reserves the right to vote Trust shares held in any segregated asset account in its own right, to the extent permitted by law.

         3.4. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the Securities and Exchange Commission's interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.  SALES MATERIAL AND INFORMATION

         4.1. The Company shall furnish, or shall cause to be furnished, to the Trust, the Adviser, the Administrator or their designee, drafts of the Account prospectuses and statements of additional information and each piece of sales literature or other promotional material in which the Trust, the Adviser or the Administrator is described, at least fifteen Business Days prior to its use. No such material shall be used if the Trust, the Adviser, the Administrator or their designee reasonably objects to such use within fifteen Business Days after receipt of such material.

         4.2. The Company and its designees shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Trust shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust or its designee, except with the permission of the Trust or its designee

         4.3. The Adviser or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its Account(s), is named at least fifteen Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within fifteen Business Days after receipt of such material.

         4.4. Neither The Trust, the Administrator, the Transfer Agent nor the Adviser shall give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

         4.5. The Trust will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Trust or its shares, promptly after the filing of such document with the Securities and Exchange Commission or other regulatory authorities.

         4.6. The Company will provide to the Trust at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or each Account, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

         4.7. For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, any of the following that refer to the Trust: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), and educational or training materials or other communications distributed or made generally available to some or all agents or employees.


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ARTICLE V.  DIVERSIFICATION

         5.1. The Trust will at all times comply with Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations. In the event the Trust ceases to so qualify, it will take all reasonable steps (a) to notify Company of such event and (b) to adequately diversify the Trust so as to achieve compliance within the grace period afforded by Regulation 1.817-5.


ARTICLE VI.  POTENTIAL CONFLICTS

         6.1. The Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

         6.2. The Company will report in writing any potential or existing material irreconcilable conflict of which it is aware to the Administrator. Upon receipt of such report, the Administrator shall report the potential or existing material irreconcilable conflict to the Board. The Administrator shall also report to the Board on a quarterly basis whether the Company has reported any potential or existing material irreconcilable conflicts during the previous calendar quarter. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded.

         6.3. If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance policy owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.

         6.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account (at the Company's expense); provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. No charge or penalty will be imposed as a result of such withdrawal. The Company agrees that it bears the responsibility to take remedial action in the event of a Board determination of an irreconcilable material conflict and the cost of such remedial action, and these responsibilities will be carried out with a view only to the interests of Contract owners.


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         6.5. For purposes of Sections 6.3 through 6.4 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 8.3 through 8.4 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.

         6.6. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable.

         6.7. Each of the Company and the Adviser shall at least annually submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them by the provisions hereof and in the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if deemed appropriate by the Board. Without limiting the generality of the foregoing or the Company's obligations under Section 6.2, the Company shall provide to the Administrator a written report to the Board in writing no later than January 15th of each year indicating whether any material irreconcilable conflicts have arisen during the prior fiscal year of the Trust. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, notifying Participating Insurance Companies of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the Securities and Exchange Commission upon request.

ARTICLE VII.  INDEMNIFICATION

7.1.  INDEMNIFICATION BY THE COMPANY

         7.1 (a). The Company agrees to indemnify and hold harmless the Trust, the Administrator, the Transfer Agent, the Adviser, and each member of their respective Boards and officers and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Trust's shares or the Contracts and:

               (i) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Trust for use in the registration statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Trust shares; or

               (ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Trust not supplied by the Company, or persons under its control and other than statements or representations authorized by the Trust) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

               (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Trust or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Trust by or on behalf of the Company; or

               (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

               (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; as limited by and in accordance with the provisions of Section 7.1(b) and 7.1(c) hereof.

         7.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

         7.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at as own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Company to such Indemnified Party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company shall not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

         7.2. INDEMNIFICATION BY ADMINISTRATOR

         7.2(a). The Administrator agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Administrator) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any

          Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust or the Administrator by or on behalf of the Company, the Adviser, the Transfer Agent, Counsel for the Trust, the independent public accountant to the Trust, or any person or entity that is not acting as agent for or controlled by the Administrator for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

               (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Administrator; or

               (iii) arise as a result of any failure by the Administrator to provide the services and furnish the materials under the terms of this Agreement; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Administrator in this Agreement or arise out of or result from any other material breach of this Agreement by the Administrator; as limited by and in accordance with the provisions of Section 7.2(b) and 7.2(c) hereof.

         7.2(b). The Administrator shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         7.2(c). The Administrator shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Administrator in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Administrator of any such claim shall not relieve the Administrator from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Administrator will be entitled to participate, at its own expense, in the defense thereof. The Administrator also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Administrator to such Indemnified Party of the Administrator's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Administrator will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.2(d). The Company agrees promptly to notify the Administrator of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account in which the Portfolios are made available.

         7.3. INDEMNIFICATION BY THE ADVISER

         7.3(a). The Adviser agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Adviser) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or the Trust by or on behalf of the Company, the Administrator, the Transfer Agent, Counsel for the Trust, the independent public accountant to the Trust, or any person or entity that is not acting as agent for or controlled by the Adviser for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

               (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Adviser; or

               (iii) arise as a result of any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser; as limited by and in accordance with the provisions of Section 7.3(b) and 7.3(c) hereof.

         7.3(b). The Adviser shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         7.3(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Adviser will be entitled to participate, at its own expense, in the defense thereof. The Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Adviser to such Indemnified Party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other then reasonable costs of investigation.

         7.3(d). The Company agrees to promptly notify the Adviser of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Trust.

7.4. INDEMNIFICATION BY THE TRUST

         7.4(a). The Trust agrees to indemnify and hold harmless the Company and its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (hereinafter collectively, the "Indemnified Parties" and individually, "Indemnified Party," for purposes of this Section 7.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished the Trust by or on behalf of the Adviser, the Company, the Transfer Agent, or the Administrator for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

               (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Trust; or

               (iii) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust; as limited by and in accordance with the provisions of Section 7.4(b) and 7.4(c) hereof.

         7.4(b). The Trust shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         7.4(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve the Trust from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Trust will be entitled to participate, at its own expense, in the defense thereof. The Trust also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Trust to such Indemnified Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other then reasonable costs of investigation.

         7.4(d). The Company agrees to promptly notify the Trust of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of each Account, or the sale or acquisition of shares of the Trust.

         7.5. INDEMNIFICATION BY TRANSFER AGENT

         7.5(a). The Transfer Agent agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 7.5) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Transfer Agent) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Trust or the Transfer Agent by or on behalf of the Company, the Adviser, the Administrator, Counsel for the Trust, the independent public accountant to the Trust, or any person or entity that is not acting as agent for or controlled by the Transfer Agent for use in the registration statement or prospectus for the Trust or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Portfolio shares; or

               (ii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Transfer Agent; or

               (iii) arise as a result of any failure by the Transfer Agent to provide the services and furnish the materials under the terms of this Agreement; or

               (iv) arise out of or result from any material breach of any representation and/or warranty made by the Transfer Agent in this Agreement or arise out of or result from any other material breach of his Agreement by the Transfer Agent; as limited by and in accordance with the provisions of Section 7.5(b) and 7.5(c) hereof.

         7.5(b). The Transfer Agent shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party as such may arise from such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

         7.5(c). The Transfer Agent shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Transfer Agent in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Transfer Agent of any such claim shall not relieve the Transfer Agent from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Transfer Agent will be entitled to participate, at its own expense, in the defense thereof.

The Transfer Agent also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party named in the action. After notice from the Transfer Agent to such Indemnified Party of the Transfer Agent's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Transfer Agent will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof other than reasonable costs of investigation.

         7.5(d). The Company agrees promptly to notify the Transfer Agent of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of each Account in which the Portfolios are made available.


ARTICLE VIII.  APPLICABLE LAW

         8.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Massachusetts.

         8.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE IX.  TERMINATION

         9.1. This Agreement shall continue in full force and effect until the first to occur of:

               (a) termination by any party for any reason by ninety (90) days advance written notice delivered to the other parties; or

               (b) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent and the Administrator with respect to any Portfolio based upon the Company's determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent, and the Administrator with respect to any Portfolio in the event any of the Portfolio's shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

               (d) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent, and the Administrator with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Trust may fail to so qualify; or

               (e) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent, and the Administrator with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article V hereof; or

               (f) termination by either the Trust, the Adviser, the Transfer Agent or the Administrator by written notice to the Company, if either one or more of the Trust, the Adviser, the Transfer Agent or the Administrator respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business or financial condition or is the subject of material adverse, provided that the Trust, the Adviser, the Transfer Agent or the Administrator will give the Company sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Company and any other changes in circumstances since the giving of such notice, the determination of the Trust, the Adviser, the Transfer Agent or the Administrator shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

               (g) termination by the Company by written notice to the Trust, the Adviser, the Transfer Agent or the Administrator if the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Trust , the Adviser, the Transfer Agent or the Administrator has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company provided that the Company will give the Trust, the Adviser, the Transfer Agent and the Administrator sixty (60) days' advance written notice of such determination of its intent to terminate this Agreement, and provided further that after consideration of the actions taken by the Trust, the Adviser, the Transfer Agent or the Administrator and any other changes in circumstances since the giving of such notice, the determination of the Company shall continue to apply on the 60th day since giving of such notice, then such 60th day shall be the effective date of termination; or

               (h) termination by the Trust , the Advisor, the Transfer Agent, or the Administrator by written notice to the Company, if the Company gives the Trust and the Underwriter the written notice specified in
          Section 1.4(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however any termination under this Section 9.1(h) shall be effective forty five (45) days after the notice specified in
          Section 1.4(b) was given.

         9.2. Effect of Termination. Notwithstanding any termination of this Agreement, the Trust shall at the option of the Company, continue to make available additional shares of the Trust pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts") unless such further sale of Trust shares is proscribed by law, regulation or applicable regulatory body, or unless the Trust determines that liquidation of the Trust following termination of this Agreement is in the best interests of the Trust and its sharesholders.. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Trust, redeem investments in the Trust and/or invest in the Trust upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 9.2 shall not apply to any terminations under Article VI and the effect of such Article VI terminations shall be governed by Article VI of this Agreement.

         9.3 The Company shall not redeem Trust shares attributable to the Contracts (as opposed to Trust shares attributable to the Company's assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a "Legally Required Redemption") or (iii) as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act. Upon request, the Company will promptly furnish to the Trust and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Trust and the Adviser) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Trust or the Underwriter 90 days notice of its intention to do so.


ARTICLE X.  NOTICES

         Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

                  One Group Investment Trust
                  Three Nationwide Plaza
                  Columbus, Ohio  43215
                  Attn:  James F. Laird, Jr.

         If to the Administrator:

                  Nationwide Advisory Services, Inc.
                  Three Nationwide Plaza
                  Columbus, Ohio  43215
                  Attn:  Karen Tackett, Director Strategic Development

         If to the Transfer Agent:

                  Nationwide Investors Services, Inc.
                  Three Nationwide Plaza
                  Columbus, Ohio  43215
                  Attn.: Karen Tackett

         If to the Adviser:

                  Banc One Investment Advisors Corporation
                  1111 Polaris Parkway, Suite B2
                  Columbus, Ohio  43271-0211
                  Attn:  Mark A. Beeson

         If to the Company:

                  PFL Life Insurance Company
                  4333 Edgewood Road, N E
                  Cedar Rapids, Iowa 52499-0001
                  Attention:  Financial Markets Division, Legal Department


ARTICLE XI  MISCELLANEOUS

         11.1 All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust as neither the Board, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

         11.2 Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

         11.3 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         11.4 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         11.5 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

         11.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

         11.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

         11.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Adviser may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Adviser, if such assignee is duly licensed and registered to perform the obligations of the Adviser under this Agreement. The Company shall promptly notify the Trust and the Adviser of any change in control of the Company.

         11.9. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee copies of the following reports:

               (a) the Company's annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles ("GAAP"), if any), as soon as practical and in any event within 90 days after the end of each fiscal year;

               (b) the Company's quarterly statements (statutory) (and GAAP, if any), as soon as practical and in any event within 45 days after the end of each quarterly period:

               (c) any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

               (d) any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof;

               (e) any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

         11.10 The names "One Group(R) Investment Trust" and `Trustees of One Group(R) Investment Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated June 7, 1993 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of `One Group Investment Trust' entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


                                     PFL LIFE INSURANCE COMPANY


                                     By: /s/ RONALD L. ZIEGLER
                                         ---------------------

                                     Title:  VICE PRESIDENT AND ACTUARY
                                             --------------------------


                                     ONE GROUP INVESTMENT TRUST


                                     By: /s/ KAREN R. TACKETT
                                         --------------------

                                     Title:  VICE PRESIDENT AND ASST. TREASURER
                                             ----------------------------------


                                     BANC ONE INVESTMENT ADVISORS CORPORATION


                                     By: /s/ MARK A. BEESON
                                         ------------------

                                     Title: SENIOR MANAGING DIRECTOR
                                            ------------------------


                                     NATIONWIDE ADVISORY SERVICES, INC.


                                     By: /s/ JAMES F. LAIRD, JR.
                                         -----------------------

                                     Title:  VICE PRESIDENT GENERAL MANAGER
                                             ------------------------------


                                     NATIONWIDE INVESTORS SERVICES, INC.


                                     By: /s/ CHRISTOPHER A. CRAY
                                         -----------------------

                                     Title:  TREASURER
                                             ---------

                                   SCHEDULE A

                         SEPARATE ACCOUNTS AND CONTRACTS
                         -------------------------------

------------------------------------------------------------------------------------------------------------------
Name of Separate Account and Date Established by Board of                  Form Numbers
Directors                                                                  Funded by Separate Account
------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACT FORM NOS:
                                                                           ------------------
PFL Retirement Builder Variable Annuity Account                            AV288-101-985-796 (may vary by state)
------------------------------------------------------------------------------------------------------------------
                                                                           AVI200  1 998 (may vary by state)
March 29, 1996
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------

SCHEDULE B
----------

PORTFOLIOS OF THE TRUST

One Group Investment Trust Bond Portfolio
One Group Investment Trust Government Bond Portfolio
One Group Investment Trust Balanced Portfolio
One Group Investment Trust Large Cap Growth Portfolio
One Group Investment Trust Equity Index Portfolio
One Group Investment Trust Diversified Equity Portfolio
One Group Investment Trust Mid Cap Growth Portfolio
One Group Investment Trust Diversified Mid Cap Portfolio
One Group Investment Trust Mid Cap Value Portfolio

                                   SCHEDULE C


OTHER INVESTMENT COMPANIES AND FUNDS

Variable Insurance Products Fund (VIP)
         VIP Money Market Portfolio
         VIP High Income Portfolio
         VIP Equity-Income Portfolio
         VIP Growth Portfolio
         VIP Overseas Portfolio
         VIP High Income Portfolio (Service Class)
Variable Insurance Products Fund II (VIP II)
         VIP II Investment Grade Bond Portfolio
         VIP II Asset Manager Portfolio
         VIP II Asset Manager:  Growth Portfolio
         VIP II Contrafund Portfolio
         VIP II Index 500 Portfolio
Variable Insurance Products Fund III (VIP III)
         VIP III Balanced Portfolio
         VIP III Growth Opportunities Portfolio
         VIP III Growth & Income Portfolio
         VIP III Mid Cap Portfolio
         VIP III Growth Opportunities Portfolio
                  (Service Class)
AIM Variable Insurance Funds, Inc.
         AIM V.I. Capital Appreciation Fund
         AIM V.I. Government Securities Fund
         AIM V.I. Growth & Income Fund
         AIM V.I. International Equity Fund
         AIM V.I. Value Fund
Dreyfus Stock Index Fund
Dreyfus Variable Investment Fund
         Dreyfus Money Market Portfolio
         Dreyfus Small Company Stock Portfolio
MFS Variable Insurance Trust
         MFS Emerging Growth Series
         MFS Foreign & Colonial Emerging
                  Markets Equity Series
         MFS Research Series
         MFS Total Return Series
         MFS Utilities Series
Oppenheimer Variable Account Funds
         Oppenheimer Global Securities Fund
         Oppenheimer Growth Fund
         Oppenheimer Growth & Income Fund
         Oppenheimer High Income Fund
         Oppenheimer Strategic Bond Fund
         Oppenheimer Multiple Strategies Fund
WRL Series Fund, Inc.
         WRL VKAM Emerging Growth
         WRL Janus Global
         WRL Janus Growth
Evergreen Variable Trust
         Evergreen VA Fund
         Evergreen VA Foundation Fund
         Evergreen VA Growth and Income Fund
         Evergreen VA Global Leaders Fund
         Evergreen VA International Growth Fund
Federated Insurance Series
         Federated High Income Bond Fund II
Mentor Variable Investment Products
         Mentor VIP Capital Growth
         Mentor VIP Growth
         Mentor VIP High Income
Putnam Variable Trust
         Putnam VT Global Growth Fund
         Putnam VT Money Market Fund
         Putnam VT New Value Fund
Templeton Variable Product Series Fund
         Templeton Asset Allocation Fund
         Templeton International Fund
         Franklin Small Cap Investments Fund
One Group(R)Investment Trust
         One Group(R)Investment Trust Bond Portfolio
         One Group(R)Investment Trust Government
                  Bond Portfolio
         One Group(R)Investment Trust Balanced
                  Portfolio
         One Group(R)Investment Trust Large Cap
                  Growth Portfolio
         One Group(R)Investment Trust Equity
                  Index Portfolio
         One Group(R)Investment Trust Diversified
                  Equity Portfolio
         One Group(R)Investment Trust Mid Cap
                  Growth Portfolio
         One Group(R)Investment Trust Diversified
                  Mid Cap Portfolio
         One Group(R)Investment Trust Mid Cap
                   Value Portfolio